UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 11, 2005

BIG LOTS, INC.

(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation or organization)	1-8897 (Commission File Number)	06-1119097 (I.R.S. Employer Identification No.)

300 Phillipi Road, Columbus, Ohio 43228
(Address of principal executive office) (Zip Code)

(614) 278-6800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 10, 2005, Big Lots, Inc. (the “Company”) announced the selection of Steven S. Fishman as the Company’s new Chairman, Chief Executive Officer and President. Mr. Fishman’s employment agreement was filed as Exhibit 10.1 to the Company’s Form 8-K dated June 6, 2005. On July 11, 2005, consistent with the terms of his employment agreement, Mr. Fishman began employment and received: (i) 100,000 restricted common shares of the Company that vest in thirds upon the earlier of the attainment of mutually agreed common share price targets or fully after five years of service; and (ii) a non-qualified stock option to acquire 500,000 common shares of the Company that vests equally over four years and expires seven years after the grant date.

Mr. Fishman’s restricted stock grant and non-qualified stock option grant were each made pursuant to the terms of the Big Lots, Inc. 1996 Performance Incentive Plan. The restricted stock grant is also subject to a Restricted Stock Award Agreement dated July 11, 2005, the form of which is filed herewith as Exhibit 10.1. The form of Restricted Stock Award Agreement filed herewith replaces the form of Restricted Stock Award Agreement filed as Exhibit 10.3 to the Company’s Form 8-K dated January 6, 2005. Mr. Fishman’s non-qualified stock option grant is also subject to a Non-Qualified Stock Option Grant Agreement dated July 11, 2005, the form of which was filed as Exhibit 10.2 to the Company’s Form 8-K dated September 9, 2004.

This summary is qualified by reference to Exhibit 10.1 of this Form 8-K, Exhibit 10.1 to the Company’s Form 8-K dated June 6, 2005, and Exhibit 10.2 to the Company’s Form 8-K dated September 9, 2004.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)	Effective July 11, 2005, Michael J. Potter resigned as the Company’s Chairman, Chief Executive Officer and President.

(c)	The discussion of the appointment of Mr. Fishman as the Company’s new Chairman, Chief Executive Officer and President set forth in response to Item 1.01 above is incorporated herein by reference. Mr. Fishman became the Company’s Chairman, Chief Executive Officer and President on July 11, 2005. Mr. Fishman, 54, joins the Company from Rhodes, Inc., a furniture retailer, where he was a member of its Board of Directors and is the President, Chief Executive Officer and Chief Restructuring Officer. Previously, Mr. Fishman served as Chairman and Chief Executive Officer of Frank’s Nursery & Crafts, Inc., a lawn and garden specialty retailer, and President and Founder of SSF Resources, Inc., an investment and consulting firm. The terms of Mr. Fishman’s employment agreement were previously described in and filed with the Company’s Form 8-K dated June 6, 2005, which is incorporated herein by reference.

(d)	The discussion of the appointment of Mr. Fishman as the Company’s new Chairman, Chief Executive Officer and President in response to Items 1.01 and 5.02(c) above is incorporated herein by reference. The terms of Mr. Fishman’s employment agreement were previously described in and filed with the Company’s Form 8-K dated June 6, 2005, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

              The exhibit marked with an asterisk (*) is filed herewith.

Exhibit No.	Description

10.1*	Form of Restricted Stock Award Agreement.

10.2	Form of Non-Qualified Stock Option Grant Agreement (Exhibit 10.2 to the Company’s Current Report on Form 8-K dated September 9, 2004, and incorporated herein by reference).

10.3	Employment Agreement with Steven S. Fishman (Exhibit 10.1 to the Company’s Current Report on Form 8-K dated June 6, 2005, and incorporated herein by reference).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIG LOTS, INC.

Dated: July 11, 2005	By:	/s/ Charles W. Haubiel II

Charles W. Haubiel II Senior Vice President, General Counsel and Corporate Secretary